Exhibit 10.15

AMENDMENT NO. 1 TO

SPONSOR EARNOUT ESCROW AGREEMENT

AMENDMENT NO. 1, made this 23rd day of June 2022 (“Amendment”), to the SPONSOR EARNOUT ESCROW AGREEMENT, dated as of May 16, 2022 (“Agreement”), by and among EdtechX Holdings Acquisition Corp. II, a Delaware corporation (together with its successors, “Parent”), IBIS Capital Sponsor II LLC, IBIS Capital Sponsor II EdtechX LLC and A1 Capital Advisory Asia Limited (collectively, the “Sponsors”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Escrow Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement (as defined in the Agreement).

WITNESSETH:

WHEREAS, the parties to the Agreement desire to amend the Agreement to clarify certain of the terms thereof as provided herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Section 2 of the Agreement is hereby restated in its entirety to read as follows:

“2. Deposit of Shares. On the Closing Date, a number of shares of Parent Common Stock shall be deposited in escrow, to be held and disbursed subject to the terms and conditions of this Agreement, as follows: (a) 431,250 Sponsor Earnout Shares plus (b) a number of shares equal to 1,006,250 multiplied by 1 minus a fraction the numerator of which is (1) the amount of cash available in the Trust Account immediately prior to the Effective Time after deducting the amount required to satisfy the Parent Redemption Amount (and after giving effect to any redemptions in connection with the approval by Parent’s stockholders of the Extension Proposal) plus (2) any amount from a Parent Financing consummated in connection with the Closing (excluding solely for purposes of this Agreement any bank debt incurred in connection with the transactions contemplated by the Merger Agreement) less (3) $30,000,000 and the denominator of which is $40,000,000 (provided that in no event shall such fraction be less than 0) (the “Additional Earnout Shares”). Solely for purposes of illustration, if the amount of cash available in the Trust Account immediately prior to the Effective Time after deducting the amount required to satisfy the Parent Redemption Amount plus the amount from a Parent Financing is $50,000,000, 431,250 Sponsor Earnout Shares and 503,125 Additional Earnout Shares shall be deposited in escrow.

2. Except as set forth above and as necessary to effect the foregoing, the Agreement remains unmodified and in force in all respects.

3. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

IN WITNESS WHEREOF, the undersigned have executed this Amendment.

EDTECHX HOLDINGS ACQUISITION CORP. II

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	CEO

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:	/s/ Erika Young
Name:	Erika Young
Title:	Vice President

SPONSORS:

IBIS CAPITAL SPONSOR II LLC

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Managing Member

IBIS CAPITAL SPONSOR II EDTECHX LLC

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Managing Member

A1 CAPITAL ADVISORY ASIA LIMITED

By:	/s/ Anop Chirdkiatisak
Name:	Anop Chirdkiatisak
Title:	Director